EXHIBIT 10.1

                                                                  EXECUTION COPY







                                  AUCXIS CORP.

                                  as Borrower,



                                       and



                          ABN AMRO CAPITAL (BELGIUM) NV

                           BODIN SAPHIR PENSION SCHEME

                             MAGNUM TECHNOLOGY LTD.

                                  J.J. MENNILLO

                                   as Lenders



                                       and



                                    AUCXIS NV

                                   as Pledgor





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                        CONVERTIBLE BRIDGE LOAN AGREEMENT

                               Dated 16 April 2002




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                        CONVERTIBLE BRIDGE LOAN AGREEMENT
                        ---------------------------------

                               ("THIS AGREEMENT")

BETWEEN:

1. AUCXIS CORP., company incorporated under the laws of the State of Nevada, United States of America, with its registered offices at Toronto Ontario M5H 1K4, 220, King Street West , represented for the purpose of this Agreement by Mr Dennis Petke, its Chief Financial Officer,

        hereinafter referred to as the "Borrower"

AND:

2. ABN AMRO CAPITAL (BELGIUM), a limited liability company ("naamloze vennootschap") existing under the laws of Belgium, with its registered offices at 1000 Brussels, Regentlaan 53, Belgium, registered with the Commercial Registry of Brussels as number 622.783, represented for the purpose of this Agreement by either of Mr Koen Verbruggen, Mrs Anne
        Degeest or Mr Florent Schmidt, acting on the basis of a power of attorney,,

        hereinafter referred to as the "First Lender",

3. BODIN SAPHIR PENSION SCHEME a small self administered pension schemeunder the Laws of England, Heronden, Chart Hill, Chart Sutton, Kent ME 17 3EZ, England, represented for the purpose of this Agreement by Mr Nicholas Saphir, as its trustee, hereinafter referred to as the "Second Lender",

4. MAGNUM TECHNOLOGY LTD., a limited liability company existing under the laws of Guernsey, with its administrative offices at St. Peter's House, St. Peter Port, GY1 6AX, Guernsey, The Channel Islands, represented for the purpose of this Agreement by First Board Limited, director, represented by Mr Nicholas Moss, hereinafter referred to as the "Third Lender",

5. Mr Jean Jacques MENNILLO, residing at 13190 Allauch, 270 Chemin de Carambot de la Ribassiere, France,

        hereinafter referred to as the "Fourth Lender",

6. AUCXIS NV, a limited liability company ("naamloze vennootschap") existing under the laws of Belgium, with its registered offices at 9190 Stekene, Zavelstraat 7, Belgium, registered with the Commercial Registry of Dendermonde, section Sint-Niklaas as number 61.208, represented for the purpose of this Agreement by the Borrower, its managing director, represented by Mr Dennis Petke, its Chief Financial Officer ,

        hereinafter referred to as "Aucxis NV",

Parties sub 1 to 6 (included) hereinafter individually referred to as a "Party" and collectively referred to as the "Parties".

Parties sub 2 to 5 (included) hereinafter individually referred to as a "Lender" and collectively referred to as the "Lenders".

IT HAS BEEN AGREED AS FOLLOWS:

ARTICLE 1.        CONVERTIBLE LOAN

1.1. Subject to the terms and conditions of this Agreement, the Lenders shall make available to the Borrower by way of a loan (the "Loan") an amount of US$ 500,000.00 (five hundred thousand United States Dollars), as follows:

        (a) The First Lender will make available US$ 125,000.00 (one hundred and twenty five thousand United States Dollars);

        (b) The Second Lender will make available US$ 125,00.000 (one hundred and twenty five thousand United States Dollars);

        (c) The Third Lender will make available US$ 125,000.00 (one hundred and twenty five thousand United States Dollars); and

        (d) The Fourth Lender will make available US$ 125,000.00 (one hundred and twenty five thousand United States Dollars).

1.2. Subject to the Conditions Precedent (as set out in Article 3 below) having been fulfilled and as soon as possible thereafter, each of the Lenders shall cause its respective part of the (principal) amount of the Loan to be advanced to the Borrower by way of a wire transfer into the US Dollar Trust Account n(degree) 02-11419, with reference client Aucxis Corp. and reference LAS ID GJ (the "Escrow Account"), held with the Canadian Imperial Bank of Commerce, Main Branch, 119 Sparks Street, Ottawa, Ontario K1P 5B5 (Bank Transit n(degree)00006, Swift Code CIBCCATT) by Blake, Cassels & Graydon LLP, a limited liability partnership existing under the laws of the Province of Ontario, Canada, having an office at World Exchange Plaza, 45 O'Connor Street, 20th floor, Ottawa, Ontario K1P 1A4, represented by Mr Gary Jessop, partner, which shall act as escrow agent (the "Escrow Agent").

1.2.A The amounts advanced pursuant to Article 1.2. above shall be held in escrow by the Escrow Agent to be delivered to the Borrower following the delivery of a draw-down notice (the "Draw-down Notice") in accordance with the provisions of Article 4 hereof. The Parties agree to execute and deliver to the Escrow Agent an escrow agreement (the "Escrow Agreement") substantially in the form of Schedule 4 attached hereto.

1.3. Subject to the terms and conditions of this Agreement, each of the Lenders shall be entitled to convert only such amounts as have been drawn down from its respective part of the (principal) amount of the Loan in accordance with Article 4 hereof, into share capital of the Borrower. For the avoidance of doubt, it is expressly stipulated that amounts of the Loan held by the Escrow Agent from time to time shall not be entitled to be converted.

1.4. The obligations of the Lenders under this Agreement are several. Failure of a Lender to carry out those obligations does not relieve any other Lender of its obligations under this Agreement. No Lender is responsible for the obligations of any other Lender under this Agreement. Each of the Lenders may advance its respective part of the (principal) amount of the Loan in accordance with Article 1.2 hereof upon execution of this Agreement by such Lender, the Borrower and Aucxis NV, even prior to the realisation of all of the Conditions Precedent stipulated in Article 3 hereof, irrespective of and notwithstanding the fact that the other Lenders do not wish to waive the benefit of such Conditions Precedent with respect to their obligations under this Agreement. Such waiver shall be personal to the Lender proceeding with the transfer and shall be ineffective with respect to the other

        Lenders. In such cases, however, the terms and conditions of this Agreement shall, pro rata temporis and for the relevant period of time in which the same situation subsists, apply mutatis mutandis only to such Lender(s) and only to the part(s) of the (principal) amount of the Loan entirely or partially transferred by such Lender(s).

1.5. The rights of the Lenders under this Agreement are several. A Lender may separately enforce such rights. If any Lender commences legal proceedings against the Borrower, it shall forthwith upon the initiation thereof inform the other Lenders.

ARTICLE 2.        PURPOSE

The proceeds of the Loan shall be applied by the Borrower in and towards funding its operational expenses and those of its European subsidiaries, more in particular (but not limited to) Aucxis NV and Aucxis Trading Solutions, a limited liability company ("naamloze vennootschap") existing under the laws of Belgium, with its registered offices at 9190 Stekene, Zavelstraat 7, Belgium, registered with the Commercial Registry of Dendermonde, section Sint-Niklaas, as number 43.775 ("ATS"), such costs including (but not being limited to) transaction and bridging costs arising out of or in relation with the prospective merger with AMI, with respect to which the Borrower undertakes in good faith to take all reasonable steps to complete, it being understood that nothing herein shall obligate the Borrower to complete the prospective merger with AMI if its board, acting in good faith, shall determine not so to complete.

ARTICLE 3.        CONDITIONS PRECEDENT

The obligations of the Lenders to the Borrower under this Agreement are subject to the conditions precedent (the "Conditions Precedent") that :

3.1. Documents : the Lenders shall have received, in form and substance satisfactory to them:

        (a) A legal opinion issued by a United States law firm confirming that the Borrower is or will be able to proceed with the execution and performance of this Agreement without the need for any consent, approval, order or authorisation of, or registration, declaration or filing with the SEC or any other United States governmental or official entity.

        (b) An official document proving beyond any doubt that the restraint orders over the shares of ATS (the "Restraint Orders") have been lifted. For the avoidance of doubt, the term "Restraint Orders" is to be understood as referring to all and any restraint orders on (any part of) the shares which Aucxis NV holds in ATS, served by or on behalf of the former shareholders of ATS.

        (c) A copy of the relevant folios of ATS's share register or any other document bearing indisputable proof of the exact number of shares which Aucxis NV holds in ATS and of the exact amount thereof which is held free and clear of any pledges, liens, charges or other encumbrances.

3.2. In case any of the Lenders should choose to waive all or any of the above Conditions Precedent, and should transfer all or part of its (their) respective part(s) of the (principal) amount of the Loan in accordance with Article 1.2 hereof without all of the above Conditions Precedent having been fulfilled, the terms and conditions of this Agreement shall, pro rata temporis and for the relevant period of time in which the same situation subsists, apply mutatis mutandis only to such Lender(s) and only to the part(s) of the (principal) amount of the Loan entirely or partially transferred by such Lender(s).

ARTICLE 4.        DRAW-DOWN

4.1. The Loan shall be available for draw-down until 31 December 2002, in one single tranche or in several tranches with a minimum value of US$ 100,000.00 (one hundred thousand

        United States Dollars) or such lesser amount as may then be available to be drawn down, at any time following the satisfaction of the Conditions Precedent and subject to the Borrower giving the Escrow Agent and the Lenders at least 3 (three) Business Days (as defined in Article 6.1 hereof) notice ("Draw-down Notice") prior to the date on which the Borrower wishes to make the draw-down (the "Draw-down Date").

4.2.    The  Draw-down  Notice,  which  shall  be  substantially  in the form of
        Schedule 5 hereto, must provide:

        (a)     the amount to be drawn down,

        (b) a general description regarding the prospective use of such amount, and;

        (c)     the Draw-down Date.

4.3. All amounts drawn down in accordance with this Article 4 shall be charged on a pro rata basis to each Lender's respective part of the (principal) amount of the Loan, as a consequence of which each Lender shall be deemed to have contributed equally to any such amounts drawn down.

4.4. The Parties agree and acknowledge that the Borrower intends to make an initial draw-down ("Initial Draw-down") of US$ 125,000.00 (one hundred and twenty five thousand United States Dollars) upon receipt of such amount by the Escrow Agent and that the requirement to deliver the Draw-down Notice at least 3 (three) Business Days in advance of the Draw-down Date in accordance with Article 4.1 above and the requirements set out in Article 4.2. (b) above shall not apply to such Initial Draw-down.

ARTICLE 5.        INTEREST

5.1. The Loan (irrespective as to whether it actually is drawn down from the Escrow Account or not) will bear interest ("Interest") at a rate ( "Interest Rate") of 12,5% per annum, which amount shall accrue until it is payable in accordance with Article 5.2 below.

5.2. The Borrower will pay Interest on the basis of actual days elapsed between the date on which the Loan is advanced to the Borrower in accordance with Article 1.2 hereof and the Repayment Date (as defined below) or (as the case may be) the date of its complete voluntary or mandatory prepayment in accordance with the terms and conditions of this Agreement, the latter in any case to be included.

ARTICLE 6.        REPAYMENT - CONVERSION

6.1. Subject to 6.2 and 6.3 hereafter, the Loan shall be repaid and/or (to the extent not drawn) retransferred (as the case may be) to the Lenders on 31 December 2002, unless such day is not a Business Day, in which case the term shall be extended to the following Business Day (the "Repayment Date").

        For the purpose of this Agreement, "Business Day" means any day (other than a Saturday, a Sunday or a statutory holiday in the Province of Ontario, Canada) on which banks are open for general business in the Province of Ontario, Canada.

6.2. Subject to the terms and conditions of this Agreement, the amount of the Loan which has not been drawn down in accordance with Article 4 hereof, shall be retransferred by the Escrow Agent to the Lenders on a pro rata basis on the Repayment Date, on notice signed by each of the Lenders.

6.3. Without prejudice to Article 6.5. hereof, and subject to the terms and conditions of this Agreement, the amount of the Loan which has been drawn down in accordance with

        Article 4 hereof, shall be owed by the Borrower to the Lenders on a pro rata basis and be repaid by the Borrower to the Lenders on a pro rata basis on the Repayment Date.

6.4. Subject to the terms and conditions of this Agreement, any interest accrued on the Loan will be repaid by the Borrower to the Lenders on a pro rata basis on the Repayment Date or (as the case may be) the date of the complete voluntary or mandatory prepayment of the Loan in accordance with the terms and conditions of this Agreement.

6.5 At any time and at the latest on the last Business Day prior to the Repayment Date (included), each of the Lenders may, at its exclusive option, notify in writing the Borrower of its intention to exercise its conversion rights in accordance with Article 1.3 hereof.

        The conversion shall be subject to the following terms and conditions:

        (a) New shares : the share capital to which such Lender shall be entitled, shall consist of shares which have been issued from the treasury of the Borrower and which are in every respect equal in attributes to the Borrower's then existing shares (the "Shares").

        (b) Conversion Rate : the issuance price of Shares shall be equal to US$ 0,01 (one United States Cent).

        (c) Timing : the issuance of the Shares to the relevant Lender must take place within a reasonable delay after the Lender has notified in writing the Borrower of its intention to exercise its conversion rights in accordance with Article 1.3 hereof.

        (d) Total conversion : All of the amounts drawn down applicable to the relevant Lender are to be converted and following such conversion the Borrower shall have no further obligations vis-a-vis the relevant Lender except for the interest payments due hereunder to the Lenders by the Borrower.

6.6.    Article 6.5 hereof takes precedence over Article 6.3. hereof

ARTICLE 7.        VOLUNTARY PREPAYMENT

7.1. The Borrower may at any time and without any premium or penalty, prepay to the Lenders on a pro rata basis the whole or a part of the amount of the Loan which has been drawn down in accordance with Article 4 hereof (together with any Interest accrued thereon up to the day of actual prepayment), provided it has given the Lenders no less than ten (10) Business Days' notice in writing of its intention to make such prepayment ("Prepayment Notice").

7.2.    Any such Prepayment Notice,  which shall be substantially in the form of
        Schedule 6 hereto, will mention :

        (a) the amount to be prepaid (with a detailed break-down into Loan and Interest fragments), and;

        (b)     the  date  on  which  the   prepayment   will  take  place  (the
                "Prepayment Date").

7.3. Without prejudice to Article 7.4 hereof, any such Prepayment Notice shall be irrevocable and the Borrower will be bound to make a prepayment in accordance with its terms.

7.4     Upon receipt by the Lenders of a Prepayment  Notice in  accordance  with
        Article 7.1 and 7.2 hereof, and until the last Business Day prior to the Prepayment Date (included), each of the Lenders may, at its exclusive option, notify the Borrower of its intention to exercise its conversion rights in accordance with Article 1.3 hereof.

        In such cases, the terms and conditions set forth in Article 6.5 hereof shall apply mutatis mutandis.

        This Article 7.4 takes precedence over Article 7.3 hereof

7.5. The Borrower may, at its option, together with a prepayment made in accordance with this Article 7, instruct the Escrow Agent to retransfer to the Lenders on a pro rata basis the whole of the amount of the Loan which has not been drawn down in accordance with Article 4 hereof. The Prepayment Notice issued in accordance with this Article 7 must contain a special provision to that effect and be sent to the Escrow Agent, who shall be irrevocably bound to effect the said retransfer on the Prepayment Date.

7.6. No voluntary prepayment is permitted except in accordance with the express terms of this Agreement.

ARTICLE 8.        CHANGES IN CIRCUMSTANCES

8.1. If the introduction of or change in the interpretation or application of any law, order, directive or regulation in any jurisdiction, whether or not having the force of law but, if not, being a directive or official regulation with which it is the practice of the involved Lender in the relevant jurisdiction to comply with, increases the costs for any of the Lenders of giving effect to any of its obligations as contemplated by this Agreement or for maintaining such obligations :

        (a) the Lender shall notify the Borrower of the circumstances leading to such increased costs; and

        (b) the Borrower shall forthwith on demand in writing by such Lender pay that Lender the amount of any such increased cost incurred by it which is not disputed by the Borrower, acting in good faith.

8.2. If it becomes (or any change in the interpretation or application of any law, order, directive or regulation, whether or not having the force of law but, if not, being a directive or official regulation with which it is the practice of the involved Lender to comply with, makes it apparent that it is) unlawful in any relevant jurisdiction or contrary to any official regulation for any of the Lenders to give effect to any of its obligations as contemplated by this Agreement or to maintain such obligations :

        (a) the Lender shall notify the Borrower and the Escrow Agent of the circumstances leading to such unlawfulness ("Notice of Unlawfulness"), which notification shall need to be documented by a legal opinion setting out such circumstances in detail;

        (b) Without prejudice to article 8.3 hereof, the Borrower shall forthwith on demand by such Lender repay to such Lender without any penalty such amounts as have been drawn down from its respective part of the (principal) amount of the Loan in accordance with Article 4 hereof, together with any interest accrued thereon;

        (c) The Escrow Agent shall forthwith on demand by such Lender retransfer to such Lender without any penalty such amounts as have not been drawn down from its respective part of the (principal) amount of the Loan in accordance with Article 4 hereof; and

        (d) such Lender's obligations to the Borrower under this Agreement shall cease upon receipt of all amounts payable to it pursuant to paragraph (b) and (c) above.

8.3. Upon receipt by the Borrower of a Notice of Unlawfulness in accordance with Article 8.2 paragraph (a) hereof, the relevant Lender may, at its exclusive option, notify the Borrower of its intention to exercise its conversion rights in accordance with Article 1.3 hereof.

        In such cases, the terms and conditions set forth in Article 6.5 hereof shall apply mutatis mutandis.

        This Article 8.3 takes precedence over Article 8.2 paragraph (b) hereof.

ARTICLE 9.        REPRESENTATIONS AND WARRANTIES OF THE BORROWER

The Borrower represents and warrants as follows:

9.1. Status : It is a company, duly incorporated and validly existing under the laws of the jurisdiction of its incorporation, with the power to own its assets and carry on its business as it is being conducted, and no administrator, receiver, liquidator or similar official has been appointed with respect to it or any of its assets and no petition or proceeding for such an appointment is pending.

9.2. Powers and authority : It has the requisite corporate power to enter into and perform this Agreement and the transactions contemplated therein. The execution and performance by the Borrower of this Agreement and of the transactions contemplated therein, has been or will be (as the case may be) duly authorised by all necessary corporate or other actions on its part.

9.3. Legal validity : This Agreement constitutes legal, valid and binding obligations, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganisation, moratorium or other similar laws affecting the enforcement of creditors' rights in general.

9.4. No conflict : The entry into and performance by it of, and the transactions contemplated by, this Agreement do not and will not:

        (a) conflict with any law or judicial or official regulation of the United States of America which is applicable to it; or

        (b)     conflict with its constitutional documents; or

        (c) except for the Restraint Orders and a pledge agreement entered into with the former shareholders of ATS (the "SCS Pledge Agreement"), conflict in any respect with any agreement or document which is binding upon it or any of its assets in such manner or to such an extent as would have a material adverse effect on its ability to perform its material obligations pursuant to or in connection with this Agreement, or more generally on its business, assets, financial and trading condition; or

        (d) except for the Restraint Orders and the SCS Pledge Agreement, conflict in any respect with any agreement or document which is binding upon it or any of its assets in such manner or to such an extent as would have a material adverse effect on the Lenders' rights and remedies pursuant to or in connection with this Agreement; or

        (e) conflict in any respect with any agreement or document which is binding upon it or any of its assets in such manner or to such an extent as would result in any liability on the part of any of the Lenders to any third party by reason of any such conflict, nor will it result in a requirement for the creation or imposition of any encumbrances over any such asset other than pursuant to or in connection with this Agreement.

9.5. No default: No event has occurred and is continuing which constitutes a default under or in respect of any agreement or document which is binding on it or any of its assets in such a manner or to such an extent as to have a material adverse effect as described in Article 9.4 sub paragraph (c) and (d).

9.6     Authorisations:

        (a) No consent, approval, order or authorisation of, or registration, declaration or filing with any governmental entity of the jurisdiction of its incorporation, creditor or debtor or any other interested party, is required to be obtained or made in connection with the entry into and performance of this Agreement; and

        (b) All consents, approvals, orders or authorisations of, or registrations, declarations or filings with any governmental entity of the jurisdiction of its incorporation which are required for the carrying on of the Borrower's business as conducted on the date hereof have been obtained or effected (as appropriate) and are in full force and effect save to the extent that the absence of such authorisations does not have or will not have a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d).

        (c) All consents, approvals, orders or authorisations of, or registrations, declarations or filings with any governmental or other entity of the jurisdiction of its incorporation or (at the Federal level) of the United States of America (including but not limited to the United States Securities and Exchange Commission) which are required in connection with the transactions contemplated by this Agreement have been or will be (as the case may be) obtained or done by it.

9.7 Accounts: Its accounts over the last two accounting years prior to the entry into force of this Agreement were prepared (save as described in notes to or accompanying those accounts) in accordance with accounting principles generally accepted in the United States of America (GAAP) and in accordance therewith present a true and fair view of its financial condition as at the date to which they were drawn up and it has not incurred any material undisclosed liabilities.

9.8 Business: There has been no material adverse change in its business, assets or financial condition since the end of its last audited financial year prior to the date of this Agreement which have not been publicly disclosed.

9.9     Litigation and general liabilities :

        (a) Except as listed in Schedule 1 to this agreement, no litigation, arbitration, administrative or regulatory proceedings are current or, to its knowledge, pending or threatened, in respect of itself or any of its subsidiaries which are reasonably likely to be adversely determined to it or to such subsidiary and which would, if so determined, have a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d).

        (b) Except as listed in Schedule 1 to this Agreement, no other liabilities exist with respect to itself or any of its subsidiaries which are reasonably likely to be adversely determined to it or to such subsidiary and which would, if so determined, have a material adverse effect as described in
                Article 9.4 sub paragraphs (c) and (d).

9.10    Tax Liabilities:

        (a) No claims are being asserted against it with respect to taxes which are reasonably likely to be determined adversely to it and which, if so adversely determined, would have a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d).

        (b) It is not materially overdue in the filing of any tax returns required to be filed by it and it has paid all taxes shown to be due on any tax returns required to be filed by it or on any assessments made against it, non-payment or a claim for payment of which would have a material adverse effect as described in
                Article 9.4 sub paragraphs (c) and (d).

9.11 Documents : The documents delivered to, or to be delivered to (as the case may be), the Lenders by or on behalf of it pursuant to Article 3.1 are genuine and in the case of copy documents, are true, complete and accurate copies in all material respects, of originals which have not been amended, varied, supplemented or superseded in any way.

9.12    Free ownership of assets :

        (a) It has sufficient title to or valid leases or licences of or is otherwise entitled to use all material assets necessary to conduct its business as conducted by it as at the date of this Agreement.

        (b) No encumbrance exists over the whole or any part of its present or future business assets or undertaking except for encumbrances listed sub Schedule 2 to this Agreement.

9.13 Shares: It has duly authorized and reserved for issuance a sufficient number of Shares in order to enable it to perform its obligations pursuant to Article 1.3 and 6.5 hereof.

9.14 Accuracy: Nothing has occurred or come to its notice which renders any of the factual information, expressions of opinion or intention, projections or conclusions contained in the above representations and warranties inaccurate or misleading in any material way.

9.15    Times  for   making   representations   and   warranties   :  The  above
        representations and warranties are made on the date hereof.

ARTICLE 9A        REPRESENTATIONS AND WARRANTIES OF THE LENDERS

Each of the Lenders individually represents and warrants as follows:

9A.1. Non-US Persons: each of the Lenders is neither a United States Person (as defined in Rule 902(o) of Regulation S promulgated under the United States Securities Act of 1933 - the "1933 Act") nor advancing the Loan for the account of a United States Person or for resale to a United States Person or to a person in the United States, and each of the Lenders confirms that the Loan has not been offered to the Lenders in the United States and that this Agreement has not been signed in the United States and each of the Lenders acknowledges and agrees that the Shares to be obtained pursuant to the exercise of the conversion rights in accordance with Article 1.3 hereof have not been and will not be registered under the 1933 Act and may not be offered or sold or re-offered or re-sold in the United States or to a United States Person without registration under the 1933 Act unless an exemption from registration is available or the transaction complies with Regulation S.

9A.2. Legal validity: This Agreement constitutes legal, valid and binding obligations, enforceable against each of the Lenders in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganisation, moratorium or other similar laws affecting the enforcement of creditors' rights in general.

ARTICLE 10.       UNDERTAKINGS OF THE BORROWER

10.1. Duration: The undertakings in this Article 10 shall remain in force from the date hereof for so long as any amount is or may be outstanding under this Agreement.

10.2. Financial Information: The Borrower undertakes to submit to the Lenders any useful public information concerning its financial situation, and in particular it undertakes to submit the following documents:

        a. annually, and as soon as these documents shall become available (in any event at the latest six months after the closing of the Borrower's financial year): the draft annual report, the annual accounts and the report of its statutory auditor if one has been appointed in accordance with the applicable legal provisions, and the forecasts, budgets and investment programmes for the next financial year (if any);

        b. bi-annually, and as soon as these documents shall become available (in any event at the latest 60 days after the end of the applicable six month period): an interim balance sheet and profit and loss statement for the period ended;

        c. every three months, and as soon as these documents shall become available (and in any event at the latest 30 days after the end of each three month period): a provisional balance sheet and profit and loss statement;

10.3. Notices: The Borrower undertakes to furnish or procure that there shall be furnished to the Lenders, the following documents :

        (a)     promptly,   documents   despatched   by  the   Borrower  to  its
                shareholders pursuant to a requirement of law or binding regulation in their capacity as such or to its creditors generally (in their capacity as creditors);

        (b) promptly after the same are instituted or, to its knowledge, threatened, details of any litigation, arbitration or administrative proceedings involving the Borrower which if adversely determined would have a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d) or which if adversely determined, would result or would be reasonably likely to result in actual liability in excess of US$ 250,000.00 two hundred and fifty thousand United States Dollars), or the equivalent in other currencies;

        (c) promptly, such further information regarding its financial condition, business and assets as the Lenders may reasonably request from time to time provided that such information is readily available, relevant to the interests of the Lenders and kept confidential by them;

        (d)     promptly, written details of any default as set forth in Article
                9.5 of this Agreement, forthwith upon becoming aware of the same, and of all remedial steps being taken and proposed to be taken in respect of such Default;

        (e) promptly, details of any material breach of its constitutional documents by any party thereto of which it is aware;

        (f) promptly upon having been informed thereof, any information regarding facts or occurrences which can reasonably be believed to have a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d).

10.4. Material disposals : The Borrower undertakes not to proceed to any disposal of a material number of its shares, its assets, undertakings or business activities in such a manner as might have a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d) without providing the Lenders with at least twenty (20) Business Days prior notice. However, the Borrower shall be entitled to dispose of its shares in Aucxis Limited, an Australian company with its registered offices at 152-158 St. George's Terrace, Level 18 Central Park, Perth, Western Australia, Australia, in which it holds a property interest, without the need to provide the Lenders with such prior notice and without any further consent of the Lenders.

10.5. Pari Passu Ranking : Without prejudice to the Pledge, the Borrower undertakes that its obligations under this Agreement will at all relevant times rank at least pari passu in right and priority of payment and in point of security with all its other present and future unsecured and unsubordinated obligations, with the exception of obligations which have priority by operation of law.

10.6. Access : At reasonable times and upon reasonable notice, where the Lenders (or any of them) reasonably suspect(s) that an Event of Default may have occurred and after reasonable attempts to remedy such Event of Default (if remediable), the Borrower will procure that any one or more representatives of such Lender(s) (accountants or other professional advisers reasonably appointed) be allowed (at such Lender's risk and expense if in fact no Event of Default has occurred) to have access during normal business hours to the Borrower's assets, books and records and to inspect and copy the same, in each case to the extent that the Lender (acting reasonably) considers them to be relevant to that Event of Default.

10.7. Authorisations : The Borrower undertakes to promptly renew from time to time and maintain in full force and effect, and if so requested promptly furnish certified copies to the Lenders of all such authorisations, approvals, consents, licences and exemptions as may be required under any applicable law or regulation:

        a. to enable it to perform its obligations under this Agreements, or;

        b.      for the validity or enforceability of this Agreement, or;

        c. to carry on its business as it is being conducted from time to time where failure to obtain, renew or maintain any such authorisation, approval, consent, licence or exemption or non-compliance with the terms of the same would have a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d) hereof.

10.8. Compliance with laws : The Borrower undertakes to comply in all material respects with all applicable laws and regulations of any governmental authority, whether domestic or foreign having jurisdiction over it or any of its assets, where failure to comply with any such laws or regulations would have a material adverse effect as described in Article
        9.4 sub paragraphs (c) and (d) hereof.

10.9. Taxes : The Borrower undertakes to pay all taxes due and payable by it or prior to the accrual of any material fine or penalty for late payment (save to the extent that payment of the same is being contested in good faith and adequate reserves are being maintained with respect thereto);

10.10. Change of business : Except for the potential merger with AMI and any changes made in the course or as a consequence thereof, the Borrower undertakes that no material change is made to the general nature or scope of its business from that carried on at the date of this Agreement.

10.11. Arm's length : Save for the avoidance of doubt for this Agreement and the Pledge, the Borrower undertakes not to enter into any material transaction otherwise than on arm's-length terms in the ordinary course of business.

10.12. Proper conduct of business : The Borrower undertakes to carry on and conduct its business properly and will refrain from any action (including any omission) which might have a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d).

ARTICLE 11.       DEFAULT - ACCELARATION - MANDATORY PREPAYMENT

11.1. Events of Default : Each of the events set out in this Article 11.1 is an "Event of Default" (whether or not caused by any reason whatsoever outside the control of the Borrower or any other person):

        (a) Non-payment : The Borrower fails to pay on the relevant due date any amount due by it under this Agreement.

        (b) Misrepresentation: Provided that the same has a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d), a representation, warranty or statement made under or in connection with this Agreement (and more in particular but not limited to Article 9 thereof) is incorrect in any material respect when made, and, if the circumstance giving rise to such misrepresentation is capable of remedy within such period, within 20 Business Days after the receipt by the Borrower of written notice from the Lenders (or any of them) requiring remedy, the Borrower shall have failed to remedy such circumstance.

        (c) Breach of obligations: The Borrower breaches or fails to comply with any of its other obligations under this Agreement (and more in particular but not limited to the issuance of the Shares as set forth Article 6.5 hereof and the Undertakings listed in
                Article 10 thereof), and, if the circumstance giving rise to such breach or failure is capable of remedy within such period, within 20 Business Days after the receipt by the Borrower of written notice from the Lenders (or any of them) requiring remedy, the Borrower shall have failed to remedy such circumstance.

        (d)     Insolvency:    The  Borrower   becomes  subject  to  bankruptcy,
                judicial composition, insolvency, receivership or other similar proceedings.

        (e)     Litigation:   There  shall  occur any  litigation,  arbitration,
                administrative or regulatory proceedings:

                o against the Lenders (or any of them) or against the Borrower and the Lenders (or any of them), with respect to this Agreement or any of the transactions contemplated therein, which is reasonably likely to be adversely determined to it or them (as the case may be) and which would, if so determined, have a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d); or

                o against the Borrower which is reasonably likely to be adversely determined to it and which would, if so determined, have a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d).

        (f) Filings : The Borrower fails to make a filing or fails to obtain an approval as set forth in Article 9.6 (c) hereof, if any.

11.2. Acceleration and mandatory prepayment : Save for restrictions possibly resulting from an application of article 28 of the Judicial Composition Act of 17 July 1997, the Lenders (or any of them) may, on and at any time after the occurrence of an Event of Default, by written notice to the Borrower and the Escrow Agent (a "Notice of Default"):

        (a)     declare that an Event of Default has occurred; and/or

        (b) without prejudice to Article 11.3. hereof, declare that all or part of such amounts as have been drawn down from its respective part of the (principal) amount of the Loan in accordance with
                Article 4 hereof, together with any interest accrued thereon, and all other amounts accrued under this Agreement be payable on demand, whereupon they shall become payable on such demand; and/or

        (c) without prejudice to Article 11.3. hereof , demand that all or part of such amounts as have been drawn down from its respective part of the (principal) amount of the Loan in accordance with
                Article 4 hereof, together with any interest accrued thereon, and all other amounts accrued under this Agreement be immediately due and payable, whereupon they shall become immediately due and payable.

11.3    Upon receipt by the Borrower of a Notice of Default in  accordance  with
        Article 11.2. hereof, each of the Lenders may, at any time and at its exclusive option, notify the Borrower of its intention to exercise its conversion rights in accordance with Article 1.3 hereof.

        In such cases, the terms and conditions set forth in Article 6.5 hereof shall apply mutatis mutandis.

        This Article 11.3 takes precedence over Article 11.2 hereof.

11.4. Upon receipt by the Escrow Agent of a Notice of Default in accordance with Article 11.2. hereof, each of the Lenders may demand that the Escrow Agent forthwith on demand by such Lender retransfers to such Lender such amounts as have not been drawn down from its respective part of the (principal) amount of the Loan in accordance with Article 4 hereof.

ARTICLE 12.       PAYMENTS

12.1. All payments to be made by the Borrower under this Agreement will be made in United States Dollars on the relevant due date for payment thereof to such account or accounts as the Lenders, acting jointly, may from time to time notify to the Borrower. Payment to such account shall constitute a valid payment by the Borrower to all Lenders under this Agreement, applied in and towards payment of the Borrower's outstanding debt to each of the Lenders on a pro rata basis.

12.2. All amounts paid by the Borrower to the Lenders under this Agreement will, in first order, be accounted for as a payment of interests due and payable at such time under this Agreement and, in second order, as a payment of principal due and payable at such time under this Agreement.

12.3. All payments by the Borrower under this Agreement shall be made free and clear of any charge, deduction or withholding for or on account of any tax, levy, impost, duty or other charge, deduction or withholding of a similar nature, including any related penalty or interest (a "Tax Deduction")

        If however a Tax Deduction is required by law to be made by the Borrower, it will pay such additional amount as may be necessary to ensure that the Lenders receive a net amount equal to the full amount which they would have received had payment not been made subject to such Tax Deduction.

ARTICLE 13.       SECURITY

Solely as security for the due performance by the Borrower of its obligations under this Agreement, Aucxis NV agrees to grant a pledge (the "Pledge") over the shares which it holds in the share capital of ATS, and for the purpose of granting the Pledge agrees to enter into a pledge agreement substantially in the form of Schedule 3 to this Agreement (the "Pledge Agreement").

ARTICLE 14.       HEADINGS

The headings to the Articles of this Agreement are inserted for convenience only and shall not affect the construction of this Agreement.

ARTICLE 15.       COSTS

15.1    General:  Without  prejudice to Article  15.2  hereof,  each Party shall
        bear  its  own  costs  incurred  in  the   negotiation,   execution  and
        performance of this Agreement.

15.2. Arrangement Fee: The First Lender shall bear the costs relating to all legal documentation required to be drawn up pursuant to or in connection with this Agreement and the Pledge Agreement (both included). In return, the First Lender shall be paid an Arrangement Fee in the form of 250.000 (two hundred and fifty thousand) new shares in the Borrower's share capital, to be issued to it immediately upon or as soon as reasonably possible after execution of this Agreement, the Pledge Agreement and the Escrow Agreement by all of the Lenders.

ARTICLE 16.       ASSIGNMENT

No Party shall be entitled to assign any rights hereunder or transfer any interest herein to any other person without the prior written consent of the other Parties, except for the assignment of all rights and obligations hereunder by a Party to any of its affiliated persons ("verbonden personen").

ARTICLE 17.       FAILURE TO EXERCISE - WAIVER

17.1. The failure by a Party to enforce at any time any of the provisions of this Agreement or to require at any time performance by another Party of any such provision, shall in no way, be construed as a waiver of such provisions, nor shall such failure in any way affect the validity of this Agreement or any part thereof, or the right of such Party to subsequently enforce each and every provision thereof.

17.2. No waiver, modification or amendment of any of the provisions of this Agreement shall be binding, unless it is in writing and signed by a duly authorised representative of the Party to be bound thereby.

ARTICLE 18.       PARTIAL INVALIDITY

If any provision of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired. Such invalid, illegal or unenforceable provision will then, by a mutual agreement between the Parties, be replaced by such a provision as best reflects the purpose and contents of the invalid, illegal or unenforceable provision.

ARTICLE 19.       NOTICES

Any notice to be given pursuant to this Agreement shall be deemed effective :

19.1 if sent by registered mail at the respective address as set forth in the preamble to this Agreement (or, in the case of the Escrow Agent, as set forth in Article 1.2 hereof), or at such other address as may from time to time be notified in accordance herewith, on the date on which it is sent or;

19.2 if sent by facsimile transmission to the numbers set forth hereinafter or to such other number as may from time to time be notified in accordance herewith, immediately upon issuance of an affirmative delivery report by the facsimile machine which was used to send the notice:

        (a) if to the Borrower : +1 416 214 0585 (attn. Mr Denis Petke), with a copy to the Escrow Agent;

        (b) if to the First Lender : +32 2 546 04 11 (attn. Mr Bart Sonck), with a copy to the Escrow Agent;

        (c) if to the Second Lender : +44 1622 844361 (attn. Mr Nicholas Saphir), with a copy to the Escrow Agent;

        (d) if to the Third Lender : +441481 712686 (attn. Mssrs Nick Moss or Vince Aylaward), with a copy to the Escrow Agent ;

        (e) if to the Fourth Lender :+33 1 5326 0001, with a copy to the Escrow Agent;

        (f)     if to the Escrow Agent : +1 613 788 2247 (attn. Mr Gary Jessop);

        (g)     if to  Aucxis  NV : +32 3 779 99 89 , with a copy to the  Escrow
                Agent.

ARTICLE 20.       ENTIRE AGREEMENT

This Agreement sets out the entire agreement and understanding of the Parties in connection with the Loan and supersedes all prior agreements and understandings, both written and oral, among the Parties, or between any of them, with respect to the subject matter hereof.

ARTICLE 21.       CONFIDENTIALITY

Each of the Parties shall keep any information provided to it under this Agreement as well as the precise terms and conditions and subject matter of this Agreement strictly confidential and, more generally, hold the negotiations with respect to the subject matter hereof in strict confidence, except to the extent that disclosure shall be required by law or court or governmental order or to obtain any consent required thereby. In such event, to the extent that disclosure shall be required, the Party concerned shall consult with the other Parties regarding such disclosure reasonably in advance thereof.

ARTICLE 22.       FACSIMILE SIGNATURES

The Parties agree that this Agreement and all exhibits or documents in connection therewith, may be validly executed by facsimile signatures.

ARTICLE 23.       GOVERNING LAW

This Agreement is governed by, and shall be construed in accordance with, the laws of the Kingdom of Belgium.

ARTICLE 24.       JURISDICTION

Each Party hereby irrevocably submits all disputes arising out of or in connection with this Agreement to the exclusive jurisdiction of the Courts of Brussels, Belgium.

[Signatory page follows]

AGREED ON 16 APRIL 2002 AND EXECUTED IN SIX (6) ORIGINALS ON THE DATES INDICATED HEREINAFTER, EACH OF THE PARTIES ACKNOWLEDGING HAVING RECEIVED ONE ORIGINAL.

THE BORROWER        :

         Date              :....................................................

         Signature         :....................................................
         Name              : Dennis Petke
         Capacity          : Chief Financial Officer



THE FIRST LENDER    :

         Date              :....................................................

         Signature         :....................................................
         Name              :....................................................
         Capacity          : Special Attorney


THE SECOND LENDER   :

         Date              :....................................................

         Signature         :....................................................
         Name              : Nicholas Saphir
         Capacity          : Trustee


THE THIRD LENDER    :

         Date              :....................................................

         Signature         :....................................................
         Name              : Nicholas Moss for First Board Limited

         Capacity          : Director



THE FOURTH LENDER   :

         Date              :....................................................

         Signature         :....................................................
         Name              : Jean-Jacques Mennillo


AUCXIS NV           :

         Date              :....................................................

         Signature         :....................................................
         Name              : Dennis Petke for Aucxis Corp.
         Capacity          : Managing Director

                 SCHEDULE 1 : LITIGATION AND GENERAL LIABILITIES

PART 1:  LITIGATION
-------------------

1. Default judgement against the Borrower in the County Court of Dallas, Texas, by Brian Melton in the amount of US$ 21,948.15 plus interest and cost in the amount of US $3,853.42.

2. A claim has been made by a third party claiming that a loan in the amount of US$ 700,000 was not paid back by the Borrower in January, 2000. The Borrower's records indicate that such loan amounts has been paid. No formal action has yet been launched against the Borrower.

3. The former shareholders of ATS have threatened to sue Aucxis NV for damages on account of an alleged misrepresentation at the time of ATS' acquisition in January 2000. Although a conservatory restraint order has been placed on part of Aucxis NV's shareholdings in ATS, no formal action has yet been launched against Aucxis NV on the merits of the alleged misrepresentation.

PART 2: GENERAL LIABILITIES
---------------------------

Those liabilities as set out in the financial statements of the Borrower and/or which the Borrower has publicly disclosed.

SCHEDULE 2 : ENCUMBRANCES OVER THE BORROWER'S ASSETS AND ENTERPRISE
--------------------------------------------------------------------------------

The SCS Pledge Agreement, the Restraint Orders and security interest granted to suppliers of equipment to the Borrower. In addition, any security granted by ATS over its assets and business in favour of its banker and/or suppliers.

SCHEDULE 3 : PLEDGE AGREEMENT
--------------------------------------------------------------------------------

[attached as Exhibit 10.2 to Form 10-QSB for Quarter ended March 31, 2002]

SCHEDULE 4 : ESCROW AGREEMENT
--------------------------------------------------------------------------------

[attached as Exhibit 10.3 to Form 10-QSB for Quarter ended March 31, 2002]

SCHEDULE 5 : DRAW-DOWN NOTICE
--------------------------------------------------------------------------------

                                       (Lenders' addresses at relevant time)


                                       (Escrow Agent's address at relevant time)


                                                        (place and date)






RE: DRAW-DOWN NOTICE IN ACCORDANCE WITH ARTICLE 4.2 OF THE BRIDGE LOAN AGREEMENT DATED 2 APRIL 2002 ("LOAN AGREEMENT").



Dear Sir/Madam,



We refer to the loan agreement dated 2 April 2002 and made between Aucxis Corp. as the Borrower, and ABN AMRO Capital Belgium, Bodin Saphir Pension Scheme, Magnum Technology and Jean-Jacques Mennillo as the Lenders (the "Loan Agreement"). Terms defined in the Loan Agreement shall have the same meaning in this notice.

We hereby give you notice that, pursuant the Loan Agreement and upon the terms and subject to the conditions contained therein, we wish to effect a draw-down as follows:

        (i)  Amount US $ : .................................

        (ii) Drawdown Date : .................................

        (iv) General Description of the prospective use :  ..............

Yours faithfully,

For and on behalf of the Borrower

         Signature        :..............................................

         Name             :..............................................
         Capacity         :..............................................

SCHEDULE 6 : PREPAYMENT NOTICE
--------------------------------------------------------------------------------

                                       (Lenders' addresses at relevant time)


                                       (Escrow Agent's address at relevant time)


                                                        (place and date)


Re: Prepayment Notice pursuant to article 7.2 of the Bridge Loan Agreement dated 2 April 2002 ("Loan Agreement").

Dear Sir/Madam,

We refer to the loan agreement dated 2 April 2002 and made between Aucxis Corp. as the Borrower, and ABN AMRO Capital Belgium, Bodin Saphir Pension Scheme, Magnum Technology and Jean-Jacques Mennillo as the Lenders (the "Loan Agreement"). Terms defined in the Loan Agreement shall have the same meaning in this notice.

We hereby give you notice that, pursuant the Loan Agreement and upon the terms and subject to the conditions contained therein, we wish to effect a voluntary prepayment as follows :

        (i)     Amount US $ : .................................

        (ii)    Break-down of the amount mentioned sub (i) :

                o       principal : .................................

                o       interest : .................................

        (iv)    Prepayment Date : .................................

[Optional] The Escrow Agent is hereby instructed to retransfer to the Lenders such amounts of the Loan as have not been drawn down in accordance with Article 4 of the Loan Agreement, in accordance with the Loan Agreement and upon the terms and subject to the conditions contained therein.

Yours faithfully,

For and on behalf of the Borrower

        Signature     :.........................................................

        Name          :.........................................................
        Capacity      :.........................................................